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                                                                  EXHIBIT 23.1



                             CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and the use of our report dated March 15, 2000, in the Registration Statement (Form SB-2 No. 333-55818) and related Prospectus of Cytomedix, Inc. for the registration of 7,822,334 shares of its common stock.


/s/ LJ SOLDINGER ASSOCIATES



Arlington Heights, Illinois
May 24, 2001